UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K filed on August 22, 2005

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

MANAGEMENT AGREEMENT WITH I-55 INTERNET SERVICES, INC.

As previously disclosed on Form 8-K filed on August 22, 2005, the Registrant announced the signing on August 18, 2005, of an Agreement and Plan of Merger (the "Merger Agreement") to acquire I-55 Internet Services, Inc. ("I-55 Internet"). On October 10, 2005, the Registrant entered into a First Amendment to the Merger Agreement (the "First Amendment") by and among I-55 Internet, the Registrant, Xfone USA, Inc., the Registrant's wholly-owned United States subsidiary and Hunter McAllister and Brian Acosta, the key employees of I-55 Internet referred to as the "Principals" and sometimes as the "Guarantors".

As part of the First Amendment, the parties decided to enter into a Management Agreement ("Management Agreement") that provides that I-55 Internet hires and appoints Xfone USA as manager ("Manager") to be responsible for the operation and management of all of I-55 Internet's business operations, including:

•
Personnel - Supervising the current employees and independent contractors of I-55 Internet with the Manager having the authority to hire, discharge and direct personnel for the conduct of the business;

•
Accounting - Supervision and administration of all accounting and the maintenance of all books and records for the Business, including, without limitation, (i) all billing, communications and other services provided to customers serviced under I-55 Internet's licenses; (ii) collection on behalf of I-55 Internet of all fees, charges and other compensation relating to the Business; (iii) review of all bills received for services, work or supplies in connection with maintaining and operating the Business and paying all such bills as and when the same shall become due and payable except for the Long Term Liabilities (as defined in the Merger Agreement); and (iv) preparation on a monthly basis of a balance sheet and income and expense statement with respect to the Business.

•
Contracts - Maintain all existing contracts necessary for the operation of the Business and the authority to enter into or renew contracts in the ordinary course of business in I-55 Internet's name as necessary for the continuing operation of the Business provided that the consent of I-55 Internet shall be required for any new contracts or renewals of existing contracts that are not terminable on 60 days notice, or that require the commitment of more than $5,000.00, which is not included in an approved operating budget;

•	Policies and procedures - Preparation of all policies and procedures for the operation of the business; and

•	Budgets - Preparation of all operating, capital or other budgets.

In consideration of the management services to be provided under the Management Agreement, I-55 Internet assigns and transfers to Manager all revenues generated from the operations of the Business (the "Revenues"), to be used in accordance with the Management Agreement and Manager agrees to pay and cause to be paid from the Revenues the normal operating, maintenance, administrative, and similar expenses of the Business incurred in the ordinary course of business during the term of the Management Agreement, exclusive of the MCG Debt (as defined in the Merger Agreement) ("Expenses"). I-55 Internet shall designate the Manager as the controlling party of the current operating accounts of the Business (the "Accounts") and all funds collected from the operations, fees, sales and other collections and operations of the Business shall be deposited in the Accounts and the Manager shall control and have authority with respect to all disbursements from said Accounts and the Manager agrees that the normal operating expenses shall be paid from the Revenues collected and deposited in such Accounts and then to the extent of available funds, the Long Term Liabilities and other non-recurring liabilities shall be paid.

The Manager, in its discretion, shall have the right to make advances or loans (the "Manager Loans") to I-55 Internet payable on demand (or if no demand payable in equal quarterly installments of principal and interest) for an aggregate amount up to $500,000.00, with interest at 7% per annum from the date advanced until paid for the payment of any amounts due during the term of the Management Agreement under any of the Long Term Liabilities (as defined in the Merger Agreement) or for any other liabilities the Manager deems appropriate for which there are not sufficient Revenues generated to pay such debts and expenses.

The term of the Management Agreement shall commence on October 11, 2005 and shall continue until the consummation of the Merger, provided that the Management Agreement may be terminated by either party at any time after March 1, 2006 upon 30 days prior notice.

In the event that the Management Agreement is terminated by either party as provided above (other than due to the consummation of the Merger), then the Parties agree that the "Net Revenue" or "Net Loss" during the term of the Management Agreement shall be divided 50% to I-55 Internet and 50% to the Manager, provided that in the event the Manager or any of its affiliates has made any Manager Loans to I-55 Internet, that the Manager may offset against any amounts due under any Manager Loans any amounts due to I-55 Internet for the "Net Revenue" and in the event there is a "Net Loss", then I-55 Internet's share of the "Net Loss" shall be added to the principal due under the Manager Loans. If the Management Agreement is terminated due to the consummation of the Merger, then in such event the Manager shall be entitled to all the Net Revenues or Net Losses. For purposes of this provision "Net Revenue" is the excess of gross revenues derived from the Business during the Term, over expenses paid and losses incurred during the Term, and "Net Loss" is the excess of expenses paid and losses incurred during the Term, over gross revenues derived from the Business during the Term.

I-55 Internet shall include the Manager as an additional insured on all insurance currently maintained and such insurance shall continue throughout the term of the Management Agreement.

Item 3.02. Unregistered Sales of Equity Securities

See Item 8.01 of this Current Report on Form 8-K/A, which Item is incorporated herein by reference, for a description of the terms of the transactions that included the issuance of shares of common stock of the Registrant.

MCG CAPITAL CORPORATION LETTER OF AGREEMENT

In conjunction with the Merger Agreement and the First Amendment, the Registrant, Xfone USA and I-55 Internet came to agreement by way of a Letter Agreement dated October 10, 2005, with MCG Capital Corporation, a major creditor of I-55 Internet, whereby MCG Capital would accept in lieu of cash payment for the outstanding amounts owed to it by I-55 Internet Services (the "Letter Agreement"):

(i)
MCG Capital is the holder of 5,982,307.69 Warrants (as defined in the Second Amended and Restated Warrant Agreement dated as of May 31, 2005 (the “Warrant Agreement”) between MCG Capital and I-55 Internet), of which 2,777,585 are vested.

(ii)
MCG Capital agrees that notwithstanding anything to the contrary contained in the Merger Agreement or the Warrant Agreement, the vested Warrants shall be deemed exercised immediately prior to the effective time of the Merger into 2,697,519 (as such amount may be increased to the extent additional vesting occurs between the date of the Letter Agreement and Closing of the Merger) shares of Common Stock of I-55 Internet (assuming a cashless exercise) and that MCG Capital shall be entitled to receive the same consideration per share of Common Stock as each other Company Stockholder. Upon the deemed exercise of the Warrants, the Warrant Agreement shall be terminated and any and all obligations thereunder satisfied in full and the only rights that MCG Capital shall have thereafter is the rights as Company Stockholder to have its Company Common Stock converted into Stock and Warrants of the Registrant in accordance with the Merger Agreement.

(iii)
The Letter Agreement and MCG Capital’s obligations thereunder shall expire on January 15, 2006 if the transactions contemplated by the Merger Agreement have not been consummated prior thereto and all rights of MCG Capital under the Warrant Agreement shall be reinstated ab initio as if the Letter Agreement were never executed.

(iv)
Prior to the consummation of the Merger, MCG Capital will provide I-55 Internet and the Registrant with a payoff letter in the form attached as Exhibit A to the Letter Agreement specifying the Payoff Amount as of the date of the proposed consummation of the Merger. In lieu of cash for the Payoff Amount (as defined in the Payoff Letter), MCG agrees that MCG, as Administrative Agent for the Lenders, will accept a number of shares of restricted common stock of the Registrant. with a value equal to the Payoff Amount determined using the average of the closing prices for the Registrant common stock as reported on the website of the American Stock Exchange for the ten (10) trading days immediately preceding the Payoff Date (which average of closing prices shall in no event be less than $2.70 per share or greater than $3.70 per share) (such shares are herein referred to as the “XFone Securities for MCG Debt”). If the Registrant registers any shares of its common stock with the Securities and Exchange Commission (“SEC”) for sale in a secondary offering at a time when (i) a registration statement including the XFone Securities for MCG Debt is not otherwise effective and (ii) the holder of the XFone Securities for MCG Debt is not otherwise able to transfer the shares without restriction under Rule 144(k), then the Registrant will register the XFone Securities for MCG Debt with the SEC at the Registrant’s expense as part of such registration; provided, however, if the Registrant has not filed a registration statement that includes all of the XFone Securities for MCG Debt and that has been declared effective by the SEC within ninety (90) calendar days after the issuance of the XFone Securities for MCG Debt and that thereafter remains effective, then the Registrant shall file a registration statement at the Registrant’s expense to register all of the XFone Securities for MCG Debt with the SEC within thirty (30) calendar days after the end of such 90-day period or any subsequent failure of such registration statement to remain effective. Notwithstanding the registration rights granted hereinabove, MCG agrees that the total shares of the XFone Securities for MCG Debt sold by MCG in market transaction with a broker (i.e., excluding block trades, privately negotiated transactions and other non-market trades) in any one calendar month period during the 15 calendar months commencing with the month of Closing of the Merger shall not exceed the greater of the following (a) 10.0% of the average monthly trading volume of the common stock of the Registrant during the immediately preceding calendar month and (b)

1st Month	=>	6,000 shares
2nd Month	=>	6,600 shares
3rd Month	=>	7,260 shares
4th Month	=>	7,986 shares
5th Month	=>	8,785 shares
6th Month	=>	9,663 shares
7th Month	=>	10,629 shares
8th Month	=>	11,692 shares
9th Month	=>	12,862 shares
10th Month	=>	14,148 shares
11th Month	=>	15,562 shares
12th Month	=>	17,119 shares
13th Month	=>	18,831 shares
14th Month	=>	20,714 shares
15th Month	=>	22,785 shares

In consideration for MCG agreeing to the sale restrictions as provided hereinabove, the Registrant hereby waives the sale restrictions in Section 8.11 of the Merger Agreement with respect to (a) any shares of equity securities of the Registrant owned by MCG Capital (including, the XFone Securities for MCG Debt) other than the shares of common stock of the Registrant received in the Merger in exchange for the Warrants and/or (b) any shares of equity securities of the Registrant owned by MCG Capital that are not sold in market transactions with a broker (i.e., block trades, privately negotiated transactions and other non-market trades).

(v)
MCG Capital, as Administrative Agent and a lender, agrees that, as of September 30, 2005, the following amounts constitute all of the Obligations owed and that would have been payable to MCG under the Credit Agreement with I-55 Internet and subsidiaries dated as of October 29, 1999 (as amended) if a complete prepayment would have occurred as of September 30, 2005: (a) $1,778,033.44 of outstanding principal balance, (b) $50,378.33 of accrued but unpaid current interest, (c) $500.00 of LIBOR breakage fees, (d) $2,293.90 of late payment fees in connection with cash flow sweeps, and (e) $6,000 of outstanding legal and documentation fees.

FIRST AMENDMENT - POSITIVE CUSTOMER BILLING ADJUSTMENT AND ISSUANCE OF REGISTRANT'S COMMON STOCK.

In addition, as stated in the First Amendment, in order to provide a mechanism to allow the Registrant and Xfone USA to issue additional consideration if there is an increase in revenues from the customers of I-55 Internet in the future after the merger and acquisition by Xfone USA, all of this to be considered "Customer Billing Adjustments", it was agreed that any Positive Customer Billing Adjustment Amount shall be satisfied by the issuance of a number of the Registrant's Common Stock and Registrant's Stock Warrants in a ratio of 2/3 Registrant Common Stock and 1/3 Registrant Stock Warrants and that the value of the Parent Common Stock shall be determined using the weighted average price as reported on the website of the American Stock Exchange for the Registrant Common Stock for the ten (10) trading days immediately preceding March 1, 2006 and the Registrant Stock Warrants shall be valued using the value established for such Registrant Stock Warrants as of the Effective Date. Each I-55 Internet Stockholder shall be entitled to receive the same proportion of the additional Purchase Price paid for the Positive Customer Billing Adjustment as each did of the original Aggregate Merger Consideration.

Item 8.01. Other Events.

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

On October 10, 2005, the Registrant entered into a First Amendment to Agreement and Plan of Merger ("the First Amendment") by and among I-55 Internet Services, Inc., the Registrant, Xfone USA, Inc., the Registrant's wholly-owned United States subsidiary and Hunter McAllister and Brian Acosta, the key employees of I-55 Internet referred to as the "Principals". As previously disclosed on Form 8-K filed on August 22, 2005, the Registrant announced the signing on August 18, 2005, of an Agreement and Plan of Merger ("the Agreement") to acquire I-55 Internet Services, Inc. ("I-55 Internet"). Under the Agreement the Registrant would acquire I-55 Internet, a Louisiana corporation, through the statutory merger of I-55 Internet with and into the Registrant‘s wholly owned subsidiary Xfone USA, Inc.

To induce the Registrant and Xfone USA, Inc. not to terminate the Agreement due to a material adverse effect that Hurricane Katrina has had on the assets and business of I-55 Internet Services, Inc. The Registrant, I-55 Internet and Principals entered into the First Amendment to modify various sections of the Agreement and provide for the following in the Agreement:

(i)
an increase in the "Escrow Fund" from 20% to 50% of the "Aggregate Merger Consideration" and to have all I-55 Internet's stockholders contribute to establish the Escrow Fund as security to indemnify the Registrant against all claims, losses, liabilities, damages, lawsuits, administrative proceedings, investigations, audits, demands, assessments, adjustments, judgments, settlement payments, penalties, fines, interest, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses of investigation and defense (individually a "Loss" and collectively "Losses") incurred by the Parent Indemnified Parties directly or indirectly as a result of a breach of representations warranties and covenants, by I-55 Internet Services, and/or its Principals, and any Negative Billing Adjustment, subject to a defined monetary limitation;

(ii)
to provide a mechanism to allow the Registrant and Xfone USA to make a claim for a loss under the Escrow Fund if there is a loss of revenues from the customers of I-55 Internet after the merger and acquisition by Xfone USA in the future or for the Registrant to issue additional consideration if there is an increase in revenues from the customers of I-55 Internet in the future after the merger and acquisition by Xfone USA, all of this to be considered "Customer Billing Adjustments"; and

(iii)
to provide that the parties may enter into a Management Agreement pending closing of the Merger which the parties entered into on October 11, 2005. See Item 1.01 of this Current Report on Form 8-K/A, which Item is incorporated herein by this reference.

(iv)
MCG Capital Corporation agreeing to accept Registrant Common Stock in full payment for the MCG Debt on terms acceptable to the Registrant and all obligations owed by I-55 Internet Services to MCG under the MCG Credit Facility shall have been extinguished, including, but not limited to, the MCG Warrants.

(v)	approval by the American Stock Exchange of the issuance of the Registrant's Stock and Warrants to be issued in connection with this transaction.

(vi)
each I-55 Internet Stockholder shall have executed an Acknowledgment in form satisfactory to the Registrant agreeing to be bound by the terms of this Merger Agreement, including Article VI of the Merger Agreement and to the appointment of the Principals as the Shareholder Representative to act on such I-55 Internet Stockholder’s behalf as provided in Article VI of the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.62    Management Agreement
10.63    First Amendment to Agreement and Plan of Merger
10.64    MCG Capital Corporation Letter Agreement

This Current Report on Form 8-K/A may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Registrant’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: October 11, 2005	By:	/s/ Guy Nissenson
Guy Nissenson
President and Chief Executive Officer